Exhibit 99.1

Desktop Metal Announces Second Quarter
2022 Financial Results

August 8, 2022

●	Record revenue of $57.7 million, up 204% from second quarter 2021, and an increase of 32% sequentially from first quarter 2022
●	GAAP gross margin of 14.6%; non-GAAP gross margin of 26.7%, increasing over 170 basis points from second quarter 2021
●	Announced Strategic Integration and Cost Optimization Initiative to accelerate AM 2.0 growth, support path to profitability, and drive value to shareholders
●	Unveiled FreeFoam, a revolutionary, expandable 3D printable resin designed for volume production of foam parts
●	Reaffirming full year 2022 guidance of approximately $260 million for revenue, representing 131% growth from 2021, and approximately $(90) million for adjusted EBITDA

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced its financial results for the second quarter ended June 30, 2022.

“Desktop Metal continued to build on its momentum in the second quarter, delivering record revenue of $57.7 million and expanding non-GAAP gross margins to 26.7%,” said Ric Fulop, Founder and CEO of Desktop Metal. “Our strong financial results represent the strength and breadth of our unmatched AM 2.0 portfolio as our team continues to execute at a high level in a dynamic macro environment.”

Fulop continued, “We enter the second half of the year with a more streamlined and efficient operating model, combining continued revenue growth at scale with a disciplined strategy to optimize our expense structure, in order to achieve our financial commitments and support our path to profitability.”

Second Quarter 2022 and Recent Business Highlights:

●	Announced Strategic Integration and Cost Optimization Initiative to accelerate AM 2.0 growth, support path to profitability, and drive value to shareholders including expectation of approximately $40 million of annualized run rate non-GAAP cost savings, $20 million of which is expected to take place in the second half of 2022, and at least $100 million of aggregate cost savings over the next 24 months
●	Unveiled FreeFoam, a revolutionary, expandable 3D printable resin designed for volume production of foam parts
●	Awarded a sub-contract under the Defense Logistics Agency (DLA) of the Department of Defense prime contract worth a potential $15 million
●	Began effort to monetize dominant IP portfolio of over 650 patents and pending applications

Second Quarter 2022 Financial Highlights:

●	Revenue of $57.7 million, up 203.9% from second quarter 2021 revenue of $19.0 million, and an increase of 32.0% sequentially from first quarter 2022

●	Revenue growth driven by strength from metals platform and contributions from acquisitions
●	GAAP gross margin of 14.6%; non-GAAP gross margin of 26.7%, increasing over 170 basis points from second quarter 2021
●	Net loss of $297.3 million, primarily due to a non-cash goodwill impairment charge of $229.5 million as a result of the Company’s and comparable companies’ stock prices declines and including $2.4 million of restructuring charges in connection with the Strategic Integration and Cost Optimization Initiative
●	Adjusted EBITDA of $(27.5) million
●	Cash, cash equivalents, and short-term investments of $255.7 million as of June 30, 2022
●	Successfully completed $115 million convertible notes offering in May 2022, bolstering liquidity in an uncertain macro environment and providing sufficient runway to reach cash flow breakeven

Outlook for Full Year 2022:

●	Reaffirming revenue expectation of approximately $260 million for 2022, representing 131% growth from 2021
●	Reaffirming adjusted EBITDA expectation of approximately $(90) million for 2022

Conference Call Information:

Desktop Metal will host a conference call on Monday, August 8, 2022 at 4:30 p.m. ET to discuss second quarter 2022 results. Participants may access the call at 1-877-407-4018, international callers may use 1-201-689-8471, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum, named to MIT Technology Review’s list of 50 Smartest Companies, and the 2021 winner of Fast Company’s Innovation by Design Award in materials.

For more information, visit www.desktopmetal.com.

Forward-looking Statements:

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to risks associated with the integration of the business and operations of acquired businesses, our ability to realize the benefits from cost saving measures, and supply and logistics disruptions, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-Q filed with the SEC on August 8, 2022, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:

Jay Gentzkow
(781) 730-2110
jaygentzkow@desktopmetal.com

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands, except share and per share amounts)

	June 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$107,966	$65,017
Current portion of restricted cash	3,152	2,129
Short-term investments	147,774	204,569
Accounts receivable	37,291	46,687
Inventory	88,609	65,399
Prepaid expenses and other current assets	21,086	18,208
Total current assets	405,878	402,009
Restricted cash, net of current portion	1,112	1,112
Property and equipment, net	57,667	58,710
Goodwill	377,710	639,301
Intangible assets, net	238,069	261,984
Other noncurrent assets	30,713	25,480
Total Assets	$1,111,149	$1,388,596
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$29,309	$31,558
Customer deposits	12,050	14,137
Current portion of lease liability	5,169	5,527
Accrued expenses and other current liabilities	29,154	33,829
Current portion of deferred revenue	17,746	18,189
Current portion of long-term debt, net of deferred financing costs	587	825
Total current liabilities	94,015	104,065
Long-term debt, net of current portion	430	548
Convertible notes	111,420	—
Contingent consideration, net of current portion	1,160	4,183
Lease liability, net of current portion	18,040	13,077
Deferred revenue, net of current portion	4,326	4,508
Deferred tax liability	7,961	10,695
Other noncurrent liabilities	2,657	3,170
Total liabilities	240,009	140,246
Commitments and Contingencies (Note 17)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 315,292,925 and 311,737,858 shares issued at June 30, 2022 and December 31, 2021, respectively, 315,147,677 and 311,473,950 shares outstanding at June 30, 2022 and December 31, 2021, respectively	32	31
Additional paid-in capital	1,851,836	1,823,344
Accumulated deficit	(935,827)	(568,611)
Accumulated other comprehensive loss	(44,901)	(6,414)
Total Stockholders’ Equity	871,140	1,248,350
Total Liabilities and Stockholders’ Equity	$1,111,149	$1,388,596

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenues
Products	$52,672	$17,560	$92,148	$27,871
Services	5,002	1,417	9,232	2,419
Total revenues	57,674	18,977	101,380	30,290
Cost of sales
Products	44,913	15,490	86,815	25,977
Services	4,364	1,115	7,496	2,528
Total cost of sales	49,277	16,605	94,311	28,505
Gross profit	8,397	2,372	7,069	1,785
Operating expenses
Research and development	31,370	15,651	55,975	26,509
Sales and marketing	20,406	10,894	40,070	16,343
General and administrative	19,691	13,142	43,573	26,988
In-process research and development assets acquired	—	10,400	—	10,400
Goodwill impairment	229,500	—	229,500	—
Total operating expenses	300,967	50,087	369,118	80,240
Loss from operations	(292,570)	(47,715)	(362,049)	(78,455)
Change in fair value of warrant liability	—	—	—	(56,576)
Interest expense	(633)	(51)	(601)	(125)
Interest and other (expense) income, net	(5,013)	268	(6,766)	630
Loss before income taxes	(298,216)	(47,498)	(369,416)	(134,526)
Income tax benefit	944	4,318	2,200	32,238
Net loss	$(297,272)	$(43,180)	$(367,216)	$(102,288)
Net loss per share—basic and diluted	$(0.95)	$(0.17)	$(1.17)	$(0.41)
Weighted average shares outstanding, basic and diluted	313,556,886	255,097,905	312,798,328	246,717,400

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net loss	$(297,272)	$(43,180)	$(367,216)	$(102,288)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	(41)	(5)	(29)	(4)
Foreign currency translation adjustment	(27,411)	130	(38,458)	117
Total comprehensive (loss) income, net of taxes of $0	$(324,724)	$(43,055)	$(405,703)	$(102,175)

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

(in thousands, except share amounts)

	Three Months Ended June 30, 2022
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—April 1, 2022	312,825,572	$31	$1,833,998	$(638,555)	$(17,449)	$1,178,025
Exercise of Common Stock options	234,307	—	364	—	—	364
Vesting of restricted Common Stock	29,171	—	—	—	—	—
Vesting of restricted stock units	1,962,846	1	—	—	—	1
Net settlement of shares for employee tax withholdings upon vesting of restricted stock units	(16,421)	—	(31)	—	—	(31)
Issuance of Common Stock related to settlement of contingent consideration	112,202	—	500	—	—	500
Stock-based compensation expense	—	—	17,005	—	—	17,005
Net loss	—	—	—	(297,272)	—	(297,272)
Other comprehensive income (loss)	—	—	—	—	(27,452)	(27,452)
BALANCE—June 30, 2022	315,147,677	$32	$1,851,836	$(935,827)	$(44,901)	$871,140

	Six Months Ended June 30, 2022
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2022	311,473,950	$31	$1,823,344	$(568,611)	$(6,414)	$1,248,350
Exercise of Common Stock options	1,021,000	—	1,264	—	—	1,264
Vesting of restricted Common Stock	113,555	—	—	—	—	—
Vesting of restricted stock units	2,483,111	1	—	—	—	1
Repurchase of shares for employee tax withholdings	(56,141)	—	(189)	—	—	(189)
Issuance of Common Stock related to settlement of contingent consideration	112,202	—	500	—	—	500
Stock-based compensation expense	—	—	26,917	—	—	26,917
Net loss	—	—	—	(367,216)	—	(367,216)
Other comprehensive income (loss)	—	—	—	—	(38,487)	(38,487)
BALANCE—June 30, 2022	315,147,677	$32	$1,851,836	$(935,827)	$(44,901)	$871,140

	Three Months Ended June 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—April 1, 2021	252,436,919	$25	$1,326,945	$(387,385)	$(21)	$939,564
Exercise of Common Stock options	2,683,506	—	3,485	—	—	3,485
Vesting of restricted Common Stock	56,015	—	—	—	—	—
Vesting of restricted stock units	28,656	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(6,931)	—	(91)	—	—	(91)
Issuance of Common Stock for acquisitions	4,013,196	1	49,141	—	—	49,142
Issuance of common stock for acquired in-process research and development	334,370	—	4,300	—	—	4,300
Stock-based compensation expense	—	—	3,999	—	—	3,999
Net loss	—	—	—	(43,180)	—	(43,180)
Other comprehensive income (loss)	—	—	—	—	125	125
BALANCE—June 30, 2021	259,545,731	$26	$1,387,779	$(430,565)	$104	$957,344

	Six Months Ended June 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2021	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	2,846,734	—	3,665	—	—	3,665
Vesting of restricted Common Stock	112,030	—	—	—	—	—
Vesting of restricted stock units	43,921	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(9,172)	—	(145)	—	—	(145)
Issuance of Common Stock for acquisitions	9,049,338	1	208,988	—	—	208,989
Issuance of common stock for acquired in-process research and development	334,370	—	4,300	—	—	4,300
Stock-based compensation expense	—	—	6,216	—	—	6,216
Vesting of Trine Founder shares	1,850,938	—	—	—	—	—
Exercise of warrants	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	(102,288)	—	(102,288)
Other comprehensive income (loss)	—	—	—	—	113	113
BALANCE—June 30, 2021	259,545,731	$26	$1,387,779	$(430,565)	$104	$957,344

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(367,216)	$(102,288)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	25,602	9,524
Stock-based compensation	26,917	6,216
Goodwill impairment	229,500	—
Change in fair value of warrant liability	—	56,576
Change in fair value of subscription agreement	—	474
Amortization (accretion) of discount on investments	390	1,304
Amortization of debt financing cost	—	9
Amortization of deferred costs on convertible notes	39	—
Provision for bad debt	554	164
Acquired in-process research and development	—	10,400
Loss (gain) on disposal of property and equipment	156	(7)
Foreign exchange (gains) losses on intercompany transactions, net	443	—
Net increase (decrease) in accrued interest related to marketable securities	917	(1,062)
Net unrealized (gain) loss on equity investment	5,080	—
Net unrealized (gain) loss on other investments	800	(517)
Deferred tax benefit	(2,188)	(32,535)
Change in fair value of contingent consideration	4	—
Foreign currency transaction (gain) loss	(13)	—
Changes in operating assets and liabilities:
Accounts receivable	8,250	(3,584)
Inventory	(25,384)	(6,635)
Prepaid expenses and other current assets	(2,994)	(3,732)
Other assets	1,117	(170)
Accounts payable	(2,767)	(155)
Accrued expenses and other current liabilities	(7,337)	(5,119)
Customer deposits	(1,412)	(1,372)
Current portion of deferred revenue	(70)	693
Change in right of use assets and lease liabilities, net	(1,467)	(92)
Other liabilities	30	—
Net cash used in operating activities	(111,049)	(71,908)
Cash flows from investing activities:
Purchases of property and equipment	(6,747)	(1,355)
Purchase of other investments	—	(3,620)
Proceeds from sale of property and equipment	6	—
Purchase of marketable securities	(126,771)	(281,438)
Proceeds from sales and maturities of marketable securities	177,150	66,741
Cash paid to acquire in-process research and development	—	(6,050)
Cash paid for acquisitions, net of cash acquired	(23)	(161,837)
Net cash provided by (used in) investing activities	43,615	(387,559)
Cash flows from financing activities:
Proceeds from the exercise of stock options	1,266	3,665
Proceeds from the exercise of stock warrants	—	170,665
Payment of taxes related to net share settlement upon vesting of restricted stock units	(191)	(145)
Repayment of loans	(231)	—
Proceeds from issuance of convertible notes	115,000	—
Costs incurred in connection with the issuance of convertible notes	(3,619)	—
Repayment of term loan	—	(10,000)
Net cash provided by financing activities	112,225	164,185
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(819)	20
Net increase (decrease) in cash, cash equivalents, and restricted cash	43,972	(295,262)
Cash, cash equivalents, and restricted cash at beginning of period	68,258	484,137
Cash, cash equivalents, and restricted cash at end of period	$112,230	$188,875

Supplemental disclosures of cash flow information

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total shown in the condensed consolidated statements of cash flows:

Cash and cash equivalents	$107,966	188,199
Restricted cash included in other current assets	3,152	—
Restricted cash included in other noncurrent assets	1,112	676
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$112,230	$188,875

Supplemental cash flow information:
Interest paid	$—	$125

Taxes paid	$—	$150

Non-cash investing and financing activities:
Net unrealized (gain) loss on investments	$29	$4
Exercise of private placement warrants	$—	$149,904
Common Stock issued for acquisitions	$—	$208,989
Common Stock issued for acquisition of in-process research and development	$—	$4,300
Common Stock issued for settlement of contingent consideration	$500	$—
Cash held back in acquisitions	$—	$50
Additions to right of use assets and lease liabilities	$7,784	$852
Purchase of property and equipment included in accounts payable	$1,022	$—
Purchase of property and equipment included in accrued expense	$—	$33
Contingent consideration in connection with acquisitions	$—	$6
Transfers from property and equipment to inventory	$1,954	$—
Transfers from inventory to property and equipment	$1,531	$—
Deferred contract costs	$1,341	$—

NON-GAAP FINANCIAL INFORMATION

This press release contains non-GAAP financial measures, including Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA.

●	We define Non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expenses, acquisition-related and other transactional charges, and inventory step-up adjustments
●	We define Non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expenses, acquisition-related and other transactional charges, inventory step-up adjustments, in-process research and development assets acquired and goodwill impairment
●	We define Non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expense, inventory step-up adjustments, acquisition-related and other transactional charges, in-process research and development assets acquired, goodwill impairment, change in fair value of investments and change in fair value of warrant liability
●	We define Non-GAAP operating expense as GAAP operating expense excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expense, acquisition-related and other transactional charges, in-process research and development assets acquired and goodwill impairment
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding stock-based compensation, restructuring expense, change in fair value of warrant liability, change in fair value of investments, inventory step-up adjustments, goodwill impairment, and acquisition-related and other transactional charges

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results.

Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts.

Set forth below is a reconciliation of each Non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2022	2021	2022	2021
GAAP gross margin	$8,397	$2,372	$7,069	$1,785
Stock-based compensation included in cost of sales(1)	671	128	1,158	245
Amortization of acquired intangible assets included in cost of sales	5,950	2,235	11,940	3,326
Restructuring expense in cost of sales	41	—	41	—
Acquisition-related and other transactional charges included in cost of sales	10	—	1,148	—
Inventory step-up adjustment in cost of sales	315	—	1,496	—
Non-GAAP gross margin	$15,384	$4,735	$22,852	$5,356

GAAP operating loss	$(292,570)	$(47,715)	$(362,049)	$(78,455)
Stock-based compensation (2),(3)	19,218	3,999	29,130	6,216
Amortization of acquired intangible assets	9,669	4,268	19,453	6,568
Restructuring expense	2,001	—	2,001	—
Inventory step-up adjustment in cost of sales	315	—	1,496	—
Acquisition-related and other transactional charges	1,171	3,127	5,157	8,313
In-process research and development assets acquired	—	10,400	—	10,198
Goodwill impairment	229,500	—	229,500	—
Non-GAAP operating loss	$(30,696)	$(25,921)	$(75,312)	$(47,160)

GAAP net loss	$(297,272)	$(43,180)	$(367,216)	$(102,288)
Stock-based compensation (2),(3)	19,218	3,999	29,130	6,216
Amortization of acquired intangible assets	9,669	4,268	19,453	6,568
Restructuring expense	2,384	—	2,384	—
Inventory step-up adjustment in cost of sales	315	—	1,496	—
Acquisition-related and other transactional charges	1,171	3,127	5,157	8,313
In-process research and development assets acquired	—	10,400	—	10,198
Goodwill impairment	229,500	—	229,500	—
Change in fair value of investments	4,741	(18)	6,441	(18)
Change in fair value of warrant liability	—	—	—	56,576
Non-GAAP net loss	$(30,274)	$(21,404)	$(73,655)	$(14,435)

(1) Includes $0.1 million of liability-award stock-based compensation expense in 2022.

(2) Includes $7.3 million of stock-based compensation expense associated with the restructuring initiative in 2022.

(3) Includes $2.2 million of liability-award stock-based compensation expense in 2022.

DESKTOP METAL, INC.
NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2022	2021	2022	2021
GAAP operating expenses	$300,967	$50,087	$369,118	$80,240
Stock-based compensation included in operating expenses(1),(2)	(18,547)	(3,871)	(27,972)	(5,971)
Amortization of acquired intangible assets included in operating expenses	(3,719)	(2,033)	(7,513)	(3,241)
Restructuring expense included in operating expenses	(1,960)	—	(1,960)	—
Acquisition-related and other transactional charges included in operating expenses	(1,161)	(3,127)	(4,009)	(8,111)
In-process research and development assets acquired	—	(10,400)	—	(10,400)
Goodwill impairment	(229,500)	—	(229,500)	—
Non-GAAP operating expenses	$46,080	$30,656	$98,164	$52,517

(1) Includes $7.3 million of stock-based compensation expense associated with the restructuring initiative in 2022.

(2) Includes $2.1 million of liability-award stock-based compensation expense in 2022.

DESKTOP METAL, INC.
ADJUSTED EBITDA RECONCILIATION TABLE

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2022	2021	2022	2021
Net loss attributable to common stockholders	$(297,272)	$(43,180)	$(367,216)	$(102,288)
Interest (income) expense, net	633	(140)	601	(182)
Income tax benefit	(944)	(4,317)	(2,200)	(32,238)
Depreciation and amortization	12,719	5,679	25,602	9,571
In-process research and development assets acquired	—	10,198	—	10,198
EBITDA	(284,864)	(31,760)	(343,213)	(114,939)
Change in fair value of warrant liability	—	—	—	56,576
Change in fair value of investments	4,741	(18)	6,441	(18)
Inventory step-up adjustment	315	—	1,496	—
Stock-based compensation expense(1),(2)	19,218	3,999	29,130	6,216
Restructuring expense	2,384	—	2,384	—
Goodwill impairment	229,500	—	229,500	—
Acquisition-related and other transactional charges	1,171	3,329	5,157	8,313
Adjusted EBITDA	$(27,535)	$(24,450)	$(69,105)	$(43,852)

(1) Includes $7.3 million of stock-based compensation expense associated with the restructuring initiative in 2022.

(2) Includes $2.2 million of liability-award stock-based compensation expense in 2022.